UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2013

STRATEGIC INTERNET INVESTMENTS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	33-28188	84-1116458
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

24 First Avenue, P.O. Box 918, Kalispell, MT, 59903
(Address of principal executive offices)

Registrant’s telephone number, including area code: 406-552-1170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

On November 23, 2013, the Board of Directors of Strategic Internet Investments, Incorporated ("Company") approved the appointment of MaloneBailey, LLP ("MaloneBailey") as the Company's new independent registered public accounting firm for the Company's remaining 2013 fiscal year, subject to the completion of final acceptance procedures.

During the period preceding their appointment, we have not consulted with MaloneBailey, neither the Company, nor anyone on its behalf, consulted MaloneBailey regarding (i) either the application of accounting principles to a specified transaction, completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by MaloneBailey that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

BDO Canada LLP ("BDO") of Vancouver B.C. Canada, the Company’s former auditor, resigned on November 27, 2013.

BDO’s reports on the Company's financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports included an explanatory paragraph relating to an uncertainty as to the Company's ability to continue as a going concern.

During the Company’s two (2) most recent fiscal years, as well as the subsequent interim period up to June 30, 2013, there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject of such disagreements in connection with any report prepared by BDO.  Further, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided BDO with a copy of the disclosures in this Current Report on Form 8-K and requested that BDO furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by the Company in response to Item 304(a) of Regulation S-K.  At such time as the Company receives such a letter from BDO, it will file a copy of such letter as an exhibit on an amendment to this Current Report on Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit #	Description of Exhibit

1	Letter from BDO Canada LLP ("BDO") Chartered Accountants, dated November 28, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K

2	Letter from BDO Canada LLP dated November 28, 2013, to the Securities and Exchange Commission announcing termination of Client-Auditor Relationship

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Internet Investments, Incorporated (Registrant)
Date November 28, 2013
/s/ Fred Schultz _______________________________________ Fred Schultz, Director

Exhibit 1

Exhibit 2